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                                        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                                                    GATEWAY CENTER THREE
                                              100 MULBERRY STREET, 4TH FLOOR
                                               NEWARK, NEW JERSEY 07102-4077

PRUDENTIAL INVESTMENTS                                  PROXY
GATEWAY CENTER THREE
100 MULBERRY STREET, 4TH FLOOR
NEWARK, NJ 07102-4077                   Special Meeting of Shareholders
                                        (Meeting) April 19, 2001, 9:00 a.m.

                                        THIS PROXY IS SOLICTED ON BEHALF OF
                                        THE BOARD OF DIRECTORS. The
                                        undersigned  hereby appoints
PRUDENTIAL MUTUAL                       Robert F. Gunia, Grace C. Torres and
FUND SERVICES                           Marguerite E. H. Morrison as Proxies,
PMFS AUDIT ACCOUNT                      each with the power of substitution,
P.O. BOX 15025                          and hereby authorizes each of them to
NEW BRUNSWICK, NJ 08906-508906          represent and to vote, as designated
                                        below, all the shares of common stock of the Fund held of record by the undersigned on February 16, 2001 at the Meeting to be held on April 19, 2001 or any adjournment thereof.

                                        THE SHARES REPRESENTED BY THIS
                                        PROXY, WHEN THIS PROXY IS PROPERTY
                                        EXECUTED, WILL BE VOTED IN THE MANNER
                                        DIRECTED HEREIN BY THE UNDERSIGNED
                                        SHAREHOLDER. THE PROXY WILL BE VOTED
                                        FOR PROPOSAL NO.1 IF YOU DO NOT SPECIFY
                                        OTHERWISE. PLEASE REFER TO THE PROXY
                                        STATEMENT AND PROSPECTUS DATED
                                        FEBRUARY__________, 2001 FOR DISCUSSION
                                        OF THE PROPOSAL.

                                        IF VOTING BY MAIL, PLEASE MARK, SIGN AND
                                        DATE THIS PROXY CARD WHERE INDICATED AND
                                        RETURN IT PROMPTLY USING THE ENCLOSED
                                        ENVELOPE WHICH REQUIRES NO POSTAGE IF
                                        MAILED IN THE UNITED STATES.

                                        In their discretion, the Proxies are
                                        authorized to vote upon such other
                                        business as may properly come before
                                        the Meeting or any adjournment thereof.

                                        NOTE: Please sign exactly as name
                                        appears hereon. Joint owners should
                                        each sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by president or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person.

TO VOTE BY TELEPHONE

1)      Read the Proxy Statement
    and have this Proxy card at
    hand.
2)      Call 1-800-690-6903 toll
    free.
3)      Enter the 12-digit control      SHARES
    number set forth on the right       CONTROL NUMBER
    side of this Proxy card and
    follow the simple instructions.

TO VOTE BY INTERNET

1)      Read the Proxy Statement and
    have this Proxy card at hand.
2)      Go to Web site
    www.proxyvote.com.
    -----------------
3)      Enter the 12-digit control
    number set forth on the right side
    of this Proxy card and follow the
    simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE                 KEEP THIS PORTION FOR
OR BLACK INK AS FOLLOWS:  X                        YOUR RECORDS
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                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL INTERNATIONAL BOND FUND, INC.

For address changes, please check this
box and write them on the back.    / /

The Board of Directors recommends a vote
FOR the proposal


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Vote on Proposal              For   Against  Abstain

1. To approve an Agreement    / /     / /      / /
and Plan of Reorganization
between Prudential
International Bond Fund,
Inc. and Prudential Global
Total Return Fund, Inc.

Please be sure to sign and date this Proxy.

/                                  /            /                        /
-----------------------------------------       -------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature (Joint Owners)   Date